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                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT (the "Second Amendment") to the Employment Agreement, dated as of February 14, 1997 (the "Employment Agreement"), between Capstar Broadcasting Partners, Inc., a Delaware corporation, and R. Steven Hicks (the "Executive"), as amended on July 1, 1997 and as assigned to and assumed by Capstar Employee Management Company, Inc., a Delaware corporation and subsidiary of Capstar Broadcasting Corporation (the "Company"), on January 1, 1998, is entered into effective as of August 26, 1998, by and between the Company and the Executive, and is joined in by Capstar Broadcasting Corporation ("Capstar Broadcasting").

                                   RECITALS:

         WHEREAS, in contemplation of the consummation of the merger (the "Merger") of Chancellor Media Corporation with and into CBC Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of Capstar Broadcasting, the parties hereto desire to amend the terms and provisions of the Employment Agreement as hereinafter set forth;

         WHEREAS, the Merger shall become effective upon the filing of a certificate of merger in connection with the Merger with the Secretary of State of the State of Delaware, or at such later time specified in such certificate of merger (the "Effective Time"); and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Employment Agreement.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. Notwithstanding the terms of the Employment Agreement, (a) the Executive's employment shall be deemed terminated by the Executive for Good Reason, effective as of the close of business on the date of the Effective Time, (b) the Company waives any and all notice requirements by the Executive relating to his deemed termination of employment for Good Reason, including, but not limited to, the Executive's notice obligation pursuant to Section 3(c) of the Employment Agreement, (c) the Company shall have no right or opportunity to remedy the facts and circumstances contituting Good Reason for the Executive's deemed termination of employment provided hereby, and (d) the Executive's Date of Termination shall be the date of the Effective Time.

         2. Effective as of the Effective Time, Section 4(a)(iii) of the Employment Agreement shall be amended and restated in its entirety to read as follows:

                (iii) Notwithstanding the terms or conditions of any Executive Option or other similar stock option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise any and all such rights until the expiration of such Executive Option, stock option, stock appreciation right or similar agreement pursuant to its terms without regard to any termination of employment provisions contained therein; provided, however, that the Warrant dated April 1, 1998 (the



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         "Warrant"), entitling the Executive, or registered assigns, to purchase 500,000 shares of Class C Common Stock, par value $.01 per share, of Capstar Broadcasting shall not become exercisable by the holder thereof until such time as the terms of Section 3.1(b) (without taking into account Sections 3.2 and 3.3 of the Warrant) or 3.1 (c) of the Warrant have been satisfied.

         3. Effective as of the Effective Time, all notices and other communications to the Executive under the Employment Agreement shall be addressed as follows:

                           R. Steven Hicks

                           -----------------------------

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         4. Except as herein specifically amended or supplemented, the
Employment Agreement shall continue in full force and effect in accordance with its terms.

         5. This Second Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment effective as of the date first written above.

                                       COMPANY:

                                       CAPSTAR EMPLOYEE MANAGEMENT COMPANY, INC.


                                       By:
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                                       Name:
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                                       Title:
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                                       EXECUTIVE:



                                       -----------------------------------------
                                       R. Steven Hicks

                                       CAPSTAR BROADCASTING:

                                       CAPSTAR BROADCASTING CORPORATION


                                       By:
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                                       Name:
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                                       Title:
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